SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date  of  Report:  April  28,  2005

                                 BLUETORCH INC.
             (Exact Name of Registrant as Specified in its Charter)


             Nevada                   000-3084133                90-0093439
(State or other jurisdiction of  (Commission File Number)    (IRS Employer ID
 incorporation or organization)                                    Number)

                         12607 Hidden Creek Way, Suite S
                               Cerritos, CA 90703
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (562) 623-4040

                                       N/A
          (Former name or former address, if changed since last report)

Item  8.01     Other  Events:

April 25, 2005 - Company changes name from Bluetorch Inc. to Pacific Crest Investments

As previously reported on Form 8-K dated April 20, 2005, the articles of incorporation of the Company were amended to change the name of the Company from Bluetorch Inc. to "Pacific Crest Investments."

This name change became effective on April 25, 2005, on which date the Company commenced trading under its new name and its new symbol "PCIV.OB".


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUETORCH  INC.

April  28,  2005         /s/  Bruce  MacGregor
                         ---------------------
Date                     Bruce  MacGregor,  Chief  Executive  Officer